Exhibit 10.37

EXTENSION AND AMENDMENT TO

QUARTZ SAND PRODUCTS PURCHASE AGREEMENT

This Extension and Amendment to Quartz Sand Products Purchase Agreement, effective as of December 31, 2010 (the “Extension and Amendment”), by and between Unimin Corporation (“Seller”) and Momentive Performance Materials Quartz, Inc. (formerly known as GE Quartz, Inc.) (“Buyer”). Defined terms used herein and not otherwise defined herein shall have the meanings given such terms in the “Agreement” (as defined herein below).

WHEREAS, Seller and Buyer are parties to a certain Quartz Sand Products Purchase Agreement, effective as of February 15, 2005 (as amended, the “Agreement”); and

WHEREAS, Seller and Buyer wish to amend the Agreement to provide for an extension of the term thereof and certain other changes thereto as provided herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the Seller and Buyer do hereby agree that the Agreement is amended as follows:

1. The first sentence of Section 4 of the Agreement is hereby amended and restated in its entirety to read as follows:

The initial term of this Agreement shall be for the period of approximately six (6) years commencing at the execution and delivery hereof (the “Effective Date”) and lasting through December 31, 2010, with an extension term commencing January 1, 2011 and lasting through December 31, 2011 (the “Extension Term”), unless earlier terminated in accordance with the terms hereof.

2. The second sentence of Section 9 of the Agreement is hereby amended and restated in its entirety to read as follows:

Payment terms for all Quartz Sand Products are [***]; provided, however, during the Extension Term, payment terms for all Quartz Sand Products are [***].

Legend

*** - indicates Confidential Terms redacted pursuant to Rule 406. Such redacted material has been filed separately with the Securities Exchange Commission.

3. Notwithstanding anything in the Agreement to the contrary, during the Extension Term: (a) [***], shall apply, including, without limitation, [***]; (b) [***] shall apply, however, Seller shall use all commercially reasonable efforts to fulfill all Buyer’s orders for Quartz Sand Products; and, (c) the provisions of paragraphs (b) and (c) of Section 11 of the Agreement shall not apply. For the avoidance of doubt, Section 12 of the Agreement shall apply during the Extension Term.

4. Notwithstanding anything in the Agreement to the contrary, effective as of January 31, 2011: (a) [***]; (b) [***]; and, (c) payment terms [***] shall be [***].

5. Notwithstanding anything in the Agreement to the contrary, during the Extension Term: (a)(i) all Quartz Sand Products shipments to Buyer shall be deemed [***], and (ii) [***] shall not apply; and, (b) the prices and packaging charges for: (i) [***], shall be [***], and (ii) all other Quartz Sand Products, including, without limitation, [***], shall be [***].

6. The Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have caused this Extension and Amendment to be duly executed effective as of the date first written above.

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.		UNIMIN CORPORATION

By:	/s/ Authorized Person	By:	/s/ Authorized Person
Name:		Name:
Title:		Title:

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